NORWEST AUTO TRUST
                                      96-A
                              SERVICER CERTIFICATE


DISTRIBUTION DATE:                                   12/15/97
COLLECTION PERIOD:                        11/1/1997 - 11/30/1997
DEPOSIT DATE:                                        12/12/97
DETERMINATION DATE:                                  12/11/97
TRANSFER DATE:                                       12/11/97

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.







I. COLLECTION ACCOUNT SUMMARY

           A.Available Funds:
               Available Interest                                                                                      4,456,714.28
               Available Principal                                                                                    29,730,477.70
               Reserve Account Transfer Amount                                                                                 0.00
               Certificate Interest Shortfall Amount                                                                           0.00
                                                                                                            ------------------------

             Total Available Funds                                                                                    34,187,191.98
                                                                                                            ========================

           B.Amounts Payable on Distribution Date:
               Reimbursement of prior Servicer Advances                                                                        0.00
               Basic Servicing Fee                                                                                       467,329.89
               Noteholders' Interest Distributable Amount                                                              2,591,619.22
               Noteholders' Principal Distributable Amount                                                            30,495,453.04
               Certificateholders' Interest Distributable Amount                                                         181,681.78
               Certificateholders' Principal Distributable Amount                                                              0.00
               Deposits to Reserve Fund                                                                                  451,108.06
                                                                                                               ---------------------

             Total Amounts Payable on Distribution Date                                                               34,187,191.98
                                                                                                               =====================

II. COLLECTED FUNDS

             Available Interest
                Interest Collections                                                                                   4,456,714.28
                Advances made by Servicer less outstanding
                advances reimbursed                                                                                            0.00
                                                                                                               ---------------------
                                                                                                                       4,456,714.28

             Available Principal
               Scheduled Principal                                                                                    18,883,058.69
               Prepaid Principal                                                                                      10,847,419.01
               Net Liquidation Proceeds                                                                                        0.00
               Repurchase Amount allocable to principal
               Forced Placed Insurance Advances                                                                                0.00
                                                                                                               ---------------------
                                                                                                                      29,730,477.70
                                                                                                               ---------------------
             Total Collected Funds                                                                                    34,187,191.98
                                                                                                               =====================


III.  LIQUIDATION PROCEEDS
               Gross amount received with respect to liquidated
                  Receivables before becoming Defaulted Receivable                                                             0.00

               less: the related out of pocket expenses paid by or on
               behalf of the Servicer to third parties in connections with
               liquidation                                                                                                     0.00
                                                                                                               ---------------------

             Net Liquidation Proceeds                                                                                          0.00
                                                                                                               =====================


III. CALCULATION OF ADVANCES

             Current Month Servicer Advance                                                                                    0.00
             Reimbursement of Prior Month's Servicer Advance                                                                   0.00
                                                                                                               ---------------------

             Net Servicer Advance                                                                                              0.00
                                                                                                               =====================



IV. CALCULATION OF PRINCIPAL DISTRIBUTION AMOUNT

             Available Principal                                                                                      29,730,477.70
             Charged Off Balances                                                                                        764,975.34
                                                                                                               ---------------------

             Total Principal Distribution Amount                                                                      30,495,453.04
                                                                                                               =====================


V. CALCULATION OF SERVICING FEES
             Pool Balance as of the first day of the
                    Collection Period                                                                                560,795,890.62

             Servicing Fee Rate                                                                                            .0008333
                                                                                                               ---------------------

             Servicing Fee                                                                                               467,329.89
                                                                                                               =====================


VI. PURCHASES

             Receivables purchased during Collection Period
             LOAN NUMBER                  RECEIVABLE BALANCE
                 0                                  0

VII. ADDITIONAL RECEIVABLES INFORMATION

             Beginning Pool Balance                                                                                  560,795,890.62
             Ending Pool Balance                                                                                     530,300,437.58

             Beginning Number of Receivables                                                                              83,499
             Number of Receivable Payoffs/Defaulted Receivables/Repurchases                                                2,857
             Ending Number of Receivables                                                                                 80,642

             Initial Weighted Average of Remaining Term                                                                       42.77
             Current Weighted Average of Remaining Term                                                                       33.06

             Initial Weighted Average Contract Rate                                                                            9.79%
             Current Weighted Average Contract Rate                                                                            9.79%

PERFORMANCE INFORMATION

VIII. DELINQUENCY RATIO

             Principal Balance of Receivables 60 or more
             days delinquent                                                                                           5,084,623.03

             Pool Balance as of the end of the
              Collection Period                                                                                      530,300,437.58

             Delinquency Ratio                                                                                                 0.96%
                                                                                                               =====================


IX. AVERAGE DELINQUENCY RATIO

             Delinquency Ratio - Current Collection Period                                                                     0.96%

             Delinquency Ratio - preceding Collection Period                                                                   0.92%

             Delinquency Ratio - second preceding Collection Period                                                            0.87%
                                                                                                               ---------------------

             Average Delinquency Ratio                                                                                         0.92%
                                                                                                               =====================


X. AGGREGATE NET LOSS

             Principal charged off during Collection Period                                                              764,975.34

             less:  Recoveries of previously Defaulted Receivables
               received during Collection Period                                                                         116,338.54
                                                                                                               ---------------------

             Net Loss for Collection Period                                                                              648,636.80
                                                                                                               =====================


XI. NET LOSS RATIO

             Aggregate Net Losses for Collection Period                                                                  648,636.80

             Average Pool Balance for Collection Period                                                              545,548,164.10

             Net Loss Ratio                                                                                                    0.12%
                                                                                                               =====================

XII. AVERAGE NET LOSS RATIO

             Net Loss Ratio - current Collection Period                                                                        0.12%

             Net Loss Ratio - preceding Collection Period                                                                      0.16%

             Net Loss Ratio - second preceding Collection Period                                                               0.09%
                                                                                                               ---------------------

             Average Net Loss Ratio                                                                                            0.12%
                                                                                                               =====================


CREDIT ENHANCEMENT INFORMATION

XIII. RESERVE FUND INFORMATION

             Beginning Balance                                                                                        18,225,866.45
             Deposit to the Reserve Fund                                                                                 451,108.06
             less:  Transfer to Collection Account                                                                             0.00
                      Release to Seller                                                                                1,442,210.29
                                                                                                               ---------------------

             Ending Balance                                                                                           17,234,764.22
                                                                                                               =====================

             Required Balance                                                                                         17,234,764.22
                                                                                                               =====================


             Certificate Interest Reserve Amount                                                                         545,045.33
                                                                                                               =====================


IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 5th day of December 1997.


                                                NORWEST BANK MINNESOTA, N.A.
                                                as Servicer

                                                  By: /s/Marianna C. Stershic
                                                Name: Marianna C. Stershic
                                               Title: Assistant Vice-President